UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 25, 2005

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia Georgia	1-12080 0-28226	58-1550675 58-2053632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 846-5000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On May 25, 2005, Post Apartment Homes, L.P. (the “Operating Partnership”) entered into an agreement (the “Underwriting Agreement”) among the Operating Partnership, Wachovia Capital Markets, LLC and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”) whereby the Operating Partnership agreed to sell and the Underwriters agreed to purchase from the Operating Partnership, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $100 million aggregate principal amount of 5.45% Notes due 2012 (the “Notes”). The Underwriting Agreement contains customary representations, warranties and agreements of the Operating Partnership and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. On May 31, 2005, the Operating Partnership completed the sale of the Notes provided for in the Underwriting Agreement, through the issuance and sale of $100 million aggregate principal amount of the Notes to the Underwriters for proceeds, net of the underwriting discounts and all expenses of the offering, of approximately $99.0 million.

     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

Item 8.01. Other Events.

     Post Properties, Inc. and the Operating Partnership are filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-55994).

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

1.1	Underwriting Agreement

4.1	Form of Note for 5.45% Notes due 2012

5.1	Opinion of King & Spalding LLP

8.1	Opinion of King & Spalding LLP regarding tax matters

23.1	Consent of King & Spalding LLP (included in Exhibits 5.1 and 8.1)

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.
Date: May 31, 2005	By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.
Date: May 31, 2005	By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement

4.1	Form of Note for 5.45% Notes due 2012

5.1	Opinion of King & Spalding LLP

8.1	Opinion of King & Spalding LLP regarding tax matters

23.1	Consent of King & Spalding LLP (included in Exhibits 5.1 and 8.1)